1 Barclays – CEO Energy- Power Conference September 4, 2014 September 4, 2014 Investor Presentation Exhibit 99.1

2
September 4, 2014

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words
such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.
For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at
www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at
www.mrcglobal.com.
Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.
Statement Regarding Use of Non-GAAP Measures:
The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit.  They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP.  Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results.  They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the Company.
Forward Looking Statements and Non-GAAP Disclaimer

September 4, 2014
By the Numbers Industry Sectors Product Categories
2014 Sales Guidance $5.7B - $5.9B
Upstream Line Pipe / OCTG
Employees 4,900+
Locations 400+
Midstream Valves
Countries
• Operations
• Direct Sales
(>$100,000)
• All countries
20
45+
90+
Customers 19,000+
Downstream/
Industrial
Fittings / Flanges
Suppliers 20,000+
SKU’s 230,000+
Company Snapshot
U.S.
75%
MRC Global is the largest global distributor of pipe, valves and fittings (PVF)
to the energy industry, by sales

September 4, 2014
MRC Global Revenue Diversification by Industry Sector
Note: Percentage of sales for the twelve months ended June 30, 2014.
Upstream
46%
Downstream  26% 28%  Midstream
Other/
Industrial
13%
Refining
7%
Chemical
6%
Gas Utility
11%
Transmission
17%
Drilling &
Completion
Tubulars
%
Production
Infrastructure,
Materials &
Supplies
37%
9

September 4, 2014
By Product Line
MRC Global Revenue Diversification
Note: Percentage of sales for the twelve months ended June 30, 2014.
By Geography
Houston, TX Edmonton, AB Bradford, UK
Singapore Perth, AU Stavanger, NO
12%
13%
17%
17%
18%
23%
Canada
Asia / Europe
Southwest
Western US
Gulf Coast
Eastern US
30%
21%
20%
20%
9%
Valves
Fittings & Flanges
General Oilfield
Products
Line Pipe
OCTG
30%
21%
20%
20%
9%

September 4, 2014
Why Customers Choose Distribution & MRC Global
Generating savings and efficiencies for our customers
while enabling them to focus on their core competencies
• Supplier Registration / Preferred Supplier List
• Global delivery footprint with 1.5 million+ sq.ft. of
regional distribution centers
• Approximately $1.1 billion+ in global inventory
• Global sourcing from 45+ countries
• Cost Savings and Efficiencies
• Technical Assistance / Product Recommendation
• Warehouse and Logistics Management
• Inventory Consignment / Just-in-Time Delivery
• Customized IT Solutions
Benefits of MRC Global
Integrated Supply Chain Services

September 4, 2014
Downstream
Midstream
Upstream
MRC Global plays a vital role in the complex, technical, global energy supply chain
Long-Term Supplier & Customer Relationships
CUSTOMERS SUPPLIERS IOCs
Phillips 66 Valero
DOW DuPont
Marathon
Petroleum
Access
Midstream
AGL
Resources
Atmos
NiSource PG&E Williams
DCP
Midstream
Chesapeake
Energy
ConocoPhillips Devon
Apache Anadarko CNRL
Hess
Husky
Energy
Marathon
Oil
Statoil
Energy Carbon Steel
Tubular Products
Valves
Fittings, Flanges and General
Use Products
Tenaris
TMK-
IPSCO
U.S.
Steel
CSI Tubular
JMC
Wheatland
Balon Cameron Flowserve
Kitz Neway Velan
Boltex
Bonney
Forge
Chevron
Phillips
Chemical
Tube
Forgings of
America
WL Plastics

September 4, 2014
Global E&P Spending
Source: Barclays June  2014 Global E&P Spending Update.
$ millions
Midstream 28% Downstream 27%
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
2012A 2013A 2014E 2015E 2016E 2017E
United States Canada Outside North America

September 4, 2014
Strategic Objectives
Rebalance Product Mix to Higher Margin
Items
• Focus on valve and valve automation
• Strengthen offerings in stainless & alloy PFF
1. Percentage of sales for the twelve months ended June 30, 2014.
• Targeted Growth Accounts: develop the
“next 75” customers
• Chevron
• Kazakhstan, Future Growth Project, PFF
• Thailand & Australia, MRO, PVF
• ConocoPhillips
• Lower 48 states & Canada, MRO, PVF
Execute Global Preferred Supplier Contracts
24%
21%
55%
Customer Mix – Sales
1
Organic Growth
All Other -
19,000+ customers
Targeted Growth Accounts
Top 1 - 25
•
Stream AS –
Norway
• NAWAH/MRC Global/US Steel Tubular
Products consortium – Iraq
• MSD Engineering – Singapore and SE Asia
• HypTeck – Norway
Growth from Mergers & Acquisitions
• Add product lines to complete global PVF
offerings and geographies for scale and expertise

September 4, 2014
Strategic Expansion into Offshore
•
Pre Stream
acquisition – approx. 98% onshore, 2% offshore
•
Pro-forma post Stream
acquisition – approx. 92% onshore, 8%
offshore
1. For the year ended December 31, 2013
2. Source: Rystad Energy, 2013
($billions)
$32
$30
$23
$23
$15
$14
$13
$12
$10
$8
Norway
Brazil
USA
Great Britain
Angola
Mexico
Kingdom of Saudi Arabia
Nigeria
Australia
Malaysia
Valve
Management
38%
Instrumentation
36%
Pipe, Fittings &
Flanges
26%
Stream 2013 Sales by Product Class Top 10 Global Offshore E&P Markets (2012)
2
• Top 4 largest offshore markets = $100 billion E&P spend
• Norway is the largest
• MRC Global revenue mix
1

September 4, 2014
1. Reflects reported revenues for 2013.
M&A - Track Record of Strategic Acquisitions
Acquisition Priorities
Guidance
• Global stainless/alloys
• Global valve and valve automation
• Branch platforms/infrastructure for North American shale plays
• International branch platform for “super majors” E&P spend
$0
$52
$256
$330
$567
$554
>$900
2008 2009 2010 2011 2012 2013 2014
International Sales
($ millions)

September 4, 2014
Financial Metrics
Sales Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
7.0%
8.5%
($ in millions, except per share data)
Y-o-Y
Growth
24% (5%) 10%
Y-o-Y
Growth
29% (17%) 8%
7.5% 8.3% 7.4% 7.3%  -
7.0%
7.9% 6.8%
Y-o-Y
Growth
15% (6%) 11%
Diluted EPS
Y-o-Y
Growth
259% 21%
17.6% 19.0% 19.3% 19.3%  -
18.8%
19.9% 19.2%
$1,140
Six Months Ended
June 30
Six Months Ended
June 30
Six Months Ended
June 30
$4,832
$5,571
$5,231
$5,700
$2,573
$2,803
2011 2012 2013 2014
Guidance
2013 2014
$5,900 $850
$1,058
$1,009
$1,070
$512
$538
2011 2012 2013 2014
Guidance
2013 2014
Six Months Ended
June 30
$360
$463
$386
$400
$203
$190
2011 2012 2013 2014
Guidance
2013 2014
$430
$0.34
$1.22
$1.48
$0.88
$0.61
2011 2012 2013 2013 2014

September 4, 2014
Balance Sheet Metrics
Total Debt Capital Structure
Cash Flow from Operations
Net Leverage
($ in millions)
June 30, 2014
Cash and Cash Equivalents $ 36
Total Debt
(including current portion):
Term Loan B due 2019, net of discount 784
Global ABL Facility due 2019 614
Total Debt $ 1,398
Total Equity $ 1,416
Total Capitalization $ 2,814
1. The net leverage ratio is 3.4x pro forma for the acquisition of Stream, Flangefitt,
MSD and HypTeck.
Six Months Ended
June 30
$1,527
$1,257
$987
$1,398
2011 2012 2013 June 30, 2014
$(103)
$240
$324
$182
$(52)
2011 2012 2013 2014
Guidance
2013 2014
$100
4.1x
2.6x 2.5x
3.6x
2011 2012 2013 June 30, 2014
3x
2x
Target range 2x- 3x
$75
1

14 September 4, 2014 Appendix

September 4, 2014
Six months ended
June 30
Year ended December 31
($ in millions) 2014 2013 2013 2012 2011
Net income $ 62.8 $ 90.0 $ 152.1 $ 118.0 $ 29.0
Income tax expense 34.0 44.2 84.8 63.7 26.8
Interest expense 30.5 30.5 60.7 112.5 136.8
Increase (decrease) in LIFO reserve 2.1 (15.6) (20.2) (24.1) 73.7
Expenses associated with refinancing - - 5.1 1.7 9.5
Loss on early extinguishment of debt - - - 114.0 -
Depreciation and amortization 10.5 11.2 22.3 18.6 17.0
Amortization of intangibles 33.9 26.0 52.1 49.5 50.7
Change in fair value of derivative instruments 4.3 (2.4) (4.7) (2.2) (7.0)
Equity-based compensation expense 4.0 4.6 15.5 8.5 8.4
Loss on sale of Canadian progressive cavity pump business 6.2 - - - -
Executive separation expense (cash portion) - - 0.8 - -
Insurance charge - - 2.0 - -
Employee severance 5.0 - - - -
Foreign currency (gains) losses (3.1) 13.4 12.9 (0.8) (0.6)
Pension settlement - - - 4.4 -
Legal and consulting expenses - - - (1.2) 9.9
Joint venture termination - - - - 1.7
Other expense - 0.8 3.0 0.6 4.6
Adjusted EBITDA $ 190.2 $ 202.7 $ 386.4 $ 463.2 $ 360.5
Adjusted EBITDA Reconciliation

September 4, 2014
Six months ended
June 30
Year ended December 31
($ in millions) 2014 2013 2013 2012 2011
Gross Profit $ 491.6 $ 490.5 $ 954.8 $ 1,013.7 $ 708.2
Depreciation and amortization 10.5 11.5 22.3 18.6 17.0
Amortization of intangibles 33.9 26.0 52.1 49.5 50.7
Increase (decrease) in LIFO reserve 2.1 (15.6) (20.2) (24.1) 73.7
Adjusted Gross Profit $ 538.1 $ 512.1 $1,009.0 $ 1,057.7 $ 849.6
Adjusted Gross Profit Reconciliation